UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 24, 2026 (June 24, 2026)
Date of Report (date of earliest event reported)

CUMBERLAND PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Tennessee	001-33637	62-1765329
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2525 West End Avenue, Suite 950 Nashville, Tennessee 37203
(Address of Principal Executive Offices)
(615) 255-0068
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	CPIX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 24, 2026, a special meeting of shareholders (the “Special Meeting”) of Cumberland Pharmaceuticals Inc. (the “Company”) was held in Nashville, Tennessee to address a proposal (the "Proposal") associated with a strategic transaction ( the "Transaction") with Apotex Inc. ("Apotex"). The Proposal is to authorize and approve the Transaction in which Cumberland will integrate its commercial products with the U.S. branded business of an affiliate of Apotex as contemplated by the Asset Purchase Agreement, dated as of April 22, 2026, by and among Nuvo Pharmaceuticals (Ireland) DAC, Apotex and the Company.
Present at the Special Meeting were holders of 10,509,626 shares of the Company’s common stock, $0.00 par value per share (“Common Stock”), in person or by proxy, representing approximately 70.14% of the outstanding shares of Common Stock as of May 12, 2026, the record date for the Special Meeting (the “Record Date”), and constituting a quorum for the transaction of business at the Special Meeting. As of the Record Date, there were 14,983,107 shares of Common Stock outstanding and entitled to vote at the Special Meeting.
At the Special Meeting, the Company's shareholders approved the Proposal. The voting results were as follows:

	For	Against	Abstentions	Broker Non-Votes	% of Outstanding Votes In Favor	% of Votes In Favor

Authorize and approve the sale of the Company's FDA-approved commercial products and related assets as contemplated by the Asset Purchase Agreement, dated as of April 22, 2026, by and among Nuvo Pharmaceuticals (Ireland) DAC, Apotex Inc. and the Company, which may be deemed under Tennessee law to be a sale of substantially all of the Company’s property and assets otherwise than in the usual and regular course of business.	10,492,455	15,904	1,267	4,473,481	70.03%	99.84%

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cumberland Pharmaceuticals Inc.

Dated: June 25, 2026	By:	/s/ John Hamm
John Hamm
Chief Financial Officer